Prospectus Supplement

John Hancock Funds II
Global Income Fund

Supplement dated March 22, 2018 to the current Summary Prospectus

At its in-person meeting held on March 20–22, 2018, the Board of Trustees of John Hancock Funds II (the “Board”) approved the closing and liquidation of Global Income Fund (the “Fund”) pursuant to a Plan of Liquidation. The Fund will not accept orders from shareholders to purchase shares of the Fund beginning on or about April 23, 2018. As of the close of business on or about May 24, 2018, there are not expected to be any shareholders in the Fund, and the Fund will be liquidated on such date.

For more information, please call John Hancock Investments at 800-225-5291.

You should read this Supplement in conjunction with the Prospectus and SAI and retain it for your future reference.